SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by registrant  [X]
      Filed by a party other than the registrant[ ]
      Check the appropriate box:
       [ ]  Preliminary proxy statement
       [X]  Definitive proxy statement
       [ ]  Definitive additional  materials
       [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           The New Germany Fund, Inc.
                (Name of Registrant as Specified in Its Charter)
                           The New Germany Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (Check the appropriate box):
   [x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
   [ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

                           THE NEW GERMANY FUND, INC.
                              31 West 52nd Street
                            New York, New York 10019

                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 29, 1995
                              --------------------


To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 29, 1995 at the offices of Deutsche Bank Securities Corporation, 31 West 52nd Street, 2nd Floor, New York, New York for the following purposes:

      1.  To elect four Directors.

      2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1995.

      3. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock at the close of business on May 10, 1995 are entitled to notice of and to vote at this meeting or any adjournment thereof.



                                                          Robert R. Gambee
                                                          Secretary

Dated:  May 30, 1995

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           THE NEW GERMANY FUND, INC.
                              31 West 52nd Street
                            New York, New York 10019


                         Annual Meeting of Stockholders
                                 June 29, 1995

                              --------------------
                                PROXY STATEMENT
                              --------------------

     This proxy statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 29, 1995 at the offices of Deutsche Bank Securities Corporation, 31 West 52nd Street, 2nd Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

     The close of business on May 10, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 32,649,671 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 30, 1995.

     The election of Directors (Proposal 1) and the ratification of the selection of Price Waterhouse LLP as independent accountants for the Fund (Proposal 2) require the affirmative vote of the holders of a simple majority of the shares represented at the Meeting. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

     The date of this Proxy Statement is May 30, 1995.

                                  INTRODUCTION

     The Board of Directors of the Fund has nominated four directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1995, for ratification by the stockholders at the Meeting (Proposal 2). The effectiveness of each of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the shares present at the Meeting.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class I expires at the 1995 annual meeting, Class II at the next succeeding annual meeting and Class III at the following succeeding annual meeting. Three Class I nominees and one Class III nominee are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy for the unexpired term by the vote of a majority of their number, as at present. Any Director elected by the Board to fill a vacancy would hold office for the unexpired portion of the term of the Director whose place has been filled. A Director elected by the Board to fill a newly created directorship resulting from an increase in the number of Directors will hold office until the next election of the class for which that Director was chosen. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Dr. Breuer, Mr. Goeltz and Mr. Macmillan-Scott are currently members of the Board of Directors. Mr. Matz was nominated for election as a Director at a meeting of the Board of Directors on April 24, 1995.

Information Regarding Directors and Officers

     The following table shows certain information about the Directors and the nominee for election as Director, including beneficial ownership of Common Stock of the Fund. Each of the incumbent Directors has served as a Director of the Fund since the Fund's inception in 1990, except for Mr. Robert H. Wadsworth, who was elected to the Board on June 19, 1992; Dr. Franz Wilhelm Hopp and Mr. Bert Wasserman, who were elected to the Board on June 18, 1993; and Mr. James Macmillan-Scott, who was elected to the Board on December 16, 1994.

     The following have been nominated for election at the 1995 Annual Meeting:

                                                                                                     Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name              Age  Position with Fund     Principal Occupations During Past Five Years        at May 10, 1995 (1)
     ----              ---  ------------------     --------------------------------------------      -----------------------
Dr. Rolf-Ernst         57   Chairman,              Member of the Board of Managing Directors                     --
Breuer(2)(3)(4)               President and          of Deutsche Bank AG. Chairman of the
  Class I                     Director               Supervisory Board of DBAM. Member
                                                     of the Board of Managing Directors of
                                                     Deutsche Bank North America Holding
                                                     Corp. Member of the Supervisory Board
                                                     of Badenwerk AG. Deputy Chairman
                                                     of the Supervisory Board of Durr
                                                     Beteiligungs AG. Member of the
                                                     Supervisory Board of Klockner Werke
                                                     AG. Chairman of the Supervisory Board
                                                     of Deckel MAHO AG. Member of the
                                                     Supervisory Board of Preussag AG.
                                                     Chairman of the Board of Directors of
                                                     Euroclear Clearance System Societe
                                                     Cooperative. Chairman of the Supervisory
                                                     Board of Deutsche Borse AG. Chairman
                                                     of the Supervisory Board of DLW AG.
                                                     Member of the Supervisory Board of
                                                     Salamander AG. Member of the
                                                     Supervisory Board of Dyckerhoff AG.

Richard Karl           51   Director               Group Chief Financial Officer and Member                      760
Goeltz                                               of the Board of Directors of National
  Class I                                            Westminster Bank Plc. Director and
                                                     Executive Vice President-Finance of
                                                     Joseph E. Seagram & Sons, Inc. (1976-1991).
                                                     Executive Vice President-Finance
                                                     of The Seagram Company Ltd. (1976-1991).

James Macmillan-       43   Director               Managing Director of DBSC.                                     --
Scott(2)(3)(4)                                       Chief Executive Officer of
  Class I                                            The Germany Fund, Inc.,
                                                     The New Germany Fund, Inc.
                                                     and The Future Germany Fund, Inc.
                                                     (1992-1994). Director of European
                                                     Equity of Merrill Lynch, Pierce, Fenner
                                                     & Smith Incorporated (1989-1992).


                                                                                                     Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name              Age  Position with Fund     Principal Occupations During Past Five Years        at May 10, 1995 (1)
     ----              ---  ------------------     --------------------------------------------      ----------------------

Ernst-Ulrich           61   Director               Chief Financial Officer and member of the                     --
Matz(5)                                              Board of Directors of IWKA
  Class III                                          Aktiengesellschaft. Member
                                                     of the Supervisory Boards of Bopp &
                                                     Reuther AG, Ex Cell-O Holding AG,
                                                     Rotring International GmbH & Co. KG,
                                                     ARO S.A. (Chateau-du-Loir). Member of
                                                     the District Advisory Boards of Deutsche Bank
                                                     AG (Mannheim) and Gerling-Konzern.
                                                     Chairman of the Rumanian Group in the German
                                                     East-West Trade Committee. Member of
                                                     BDI (Bundesverband der Deutschen Industrie)
                                                     and DIHT (Deutscher Industrie-und Handelstag).

     The following are Directors whose terms continue:

John A. Bult(2)(3)     58   Director               Chairman of PaineWebber International,                     1,240
  Class II                                           Director of PaineWebber Group, Inc.
                                                     Director of The Brazilian Equity
                                                     Fund, Inc., The France Growth Fund, Inc.
                                                     and The Greater China Fund, Inc.

John H. Cannon         53   Director               Vice President and Treasurer of the                          104
  Class II                                           Woolworth Corporation

Dr. Francis H.         69   Director               Member of the Board of Directors and the                     494
Schott                                               Investment Committee, Mutual of America.
  Class II                                           Former member of the Board of Directors
                                                     of Federal Home Loan Bank of New York.
                                                     Senior Vice President and Chief Economist,
                                                     Equitable Life Assurance Society (1967-1991).

Robert H.              55   Director               President of Robert H. Wadsworth                             574
Wadsworth(2)                                         & Associates, Inc. Member of the Board
  Class II                                           of Supervisory Directors of ML High
                                                     Yield-Treasury Securities Fund N.V.



                                                                                                     Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name              Age  Position with Fund     Principal Occupations During Past Five Years        at May 10, 1995 (1)
     ----              ---  ------------------     --------------------------------------------      -----------------------

Dr. Franz Wilhelm      52   Director               Member of the Board of Directors of Victoria                  --
Hopp                                                 Holding AG, Victoria Lebensversicherung AG
  Class III                                          and Victoria Versicherung AG. Former Chairman
                                                     of the Board of Wurttembergische Lebens-
                                                     versicherung AG, Member of the Board of
                                                     Wurttembergische AG Versicherungs-
                                                     Beteiligungsgesellschaft and Wurttembergische
                                                     Versicherung AG (1990-1995). Deputy Chair-
                                                     man of the Supervisory Board of Leonberger
                                                     Bausparkasse AG. Member of the Supervisory
                                                     Board of Bankhaus Ellwanger & Geiger.

Christian H.           51   Director               Managing Director of DWS-Deutsche                            502
Strenger(2)(3)(4)                                    Gesellschaft fur Wertpapiersparen mbH
  Class III                                          (since 1991). Managing Director of
                                                     Deutsche Bank Securities Corporation
                                                     (1986-1991).

Dr. Frank Tromel       59   Director               Chairman of the Board of Managing                             --
  Class III                                          Directors of Delton AG (since 1990).
                                                     Chairman of the Supervisory Board
                                                     of Ceag AG (since 1981). Chairman
                                                     of the Board of Managing Directors of
                                                     Altana AG (1987-1990). Member of the
                                                     Board of Managing Directors of Altana AG
                                                     (1977-1987).


                                                                                                     Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name              Age  Position with Fund     Principal Occupations During Past Five Years        at May 10, 1995 (1)
     ----              ---  ------------------     --------------------------------------------      -----------------------


Bert W. Wasserman      62   Director               Former Executive Vice President and Chief                 44,569
  Class III                                          Financial Officer of Time Warner, Inc.
                                                     (1990-1994). Member of the Board of
                                                     Directors of Time Warner, Inc. (1990-1993).
                                                     Member of the Office of the President and Board
                                                     of Directors of Warner Communications Inc.
                                                     (1981-1990). Member of the National Advisory
                                                     Board of Chemical Bank. Member of the
                                                     Board of Trustees of the Baruch School of
                                                     the College of the City of New York. Director
                                                     of various registered investment companies for
                                                     which The Dreyfus Corporation acts as
                                                     investment adviser. Director of Mountasia
                                                     Entertainment International, Inc. Director
                                                     of the Lilian Vernon Corporation.

- --------------

(1) As of May 10, 1995, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Macmillan-Scott, Strenger, Wadsworth and Dr. Breuer each also serves as a Director of The Future Germany Fund, Inc. and The Germany Fund, Inc., the two other closed-end registered investment companies for which Deutsche Bank Securities Corporation, the manager of the Fund ("DBSC" or the "Manager"), acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Dr. Breuer is an "interested" Director because of his affiliation with Deutsche Asset Management GmbH, the investment adviser to the Fund ("DBAM" or the "Investment Adviser"), with Deutsche Bank North America Holding Corp. and with Deutsche Bank AG ("Deutsche Bank"), of which DBSC is a wholly-owned indirect subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; Mr. Macmillan-Scott is an "interested" Director because of his affiliation with DBSC; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Messrs. Macmillan-Scott, Strenger and Dr. Breuer each own shares of Deutsche Bank, of which DBAM and DBSC are wholly-owned subsidiaries. As of May 10, 1995, each such Director owned less than 1% of the outstanding shares of Deutsche Bank, respectively.

(5) Mr. Matz is a member of the Mannheim District Advisory Board of Deutsche Bank AG, an advisory group that meets on a yearly basis under the auspices of Deutsche Bank to discuss financial and economic matters. For his role, each member receives an honorarium from Deutsche Bank of DM 5,000 per year. The Mannheim District Advisory Board has no management authority with respect to Deutsche Bank or its subsidiaries and Mr. Matz is not an employee of Deutsche Bank or any subsidiary.

     The Board of Directors presently has an Audit Committee composed of Messrs. Cannon, Schott, Wadsworth and Wasserman. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended December 31, 1994. In addition, the Board has an Advisory Committee composed of Messrs. Cannon, Schott, Wadsworth and Wasserman. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and DBSC (formerly known as Deutsche Bank Capital Corporation) and the Investment Advisory Agreement between the Fund and DBAM (formerly known as Capital Management International GmbH of Deutsche Bank). The Advisory Committee met once during the past fiscal year. At the present time, the Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

     During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Dr. Breuer and Mr. Goeltz, attended at least 75% of the aggregate number of regular and special meetings of the Board and meetings of Board Committees on which that Director served. However, each incumbent Director attended at least 75% of the number of regular meetings of the board.

     The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Future Germany Fund, Inc. or The Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Future Germany Fund, Inc. and The Germany Fund, Inc. reimburses the Directors who are not interested persons of such fund, the Investment Adviser or the Manager for certain out-of-pocket expenses, such as travel expenses, in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund and such other two funds for the year ended December 31, 1994, for each Director who is not an employee of Deutsche Bank, DWS, DBSC or DBAM, and for all such Directors as a group:

                                                   Total Compensation From Fund,
                          Aggregate Compensation   The Future Germany Fund, Inc.
   Name of Director             From Fund           and  The Germany Fund, Inc.
   ----------------       ----------------------   -----------------------------
John H. Cannon                  $ 14,250                     $ 14,250
Dr. Franz Wilhelm Hopp          $ 10,500                     $ 10,500
Richard Karl Goeltz             $  9,750                     $  9,750
Dr. Francis H. Schott           $ 15,000                     $ 15,000
Dr. Frank Tromel                $ 10,500                     $ 10,500
Robert H. Wadsworth             $ 15,750                     $ 45,750
Bert W. Wasserman               $ 15,750                     $ 15,750
                                --------                     --------
            Total               $ 91,500                     $121,500
                                ========                     ========


     No compensation is paid by the Fund to Directors or officers who are employees of Deutsche Bank, DWS, DBSC or DBAM.

     The officers of the Fund other than as shown above are:


          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          ----               ---    ------------------          --------------------------------------------
G. Richard Stamberger        48     Chief Executive Officer     Managing Director of DBSC (since 1993).
                                      and Executive               Managing Director of C.J. Lawrence, Inc.
                                      Vice President              (1990-1993). Managing Director of
                                                                  Prudential Equity Management Associates
                                                                  at the Prudential Insurance Company of
                                                                  America (1984-1989).

Robert R. Gambee             52    Vice President, Secretary     Director of DBSC (since 1992). First Vice
                                     and Treasurer                 President of DBSC (1987-1991).

Joseph Cheung                36    Assistant Secretary and       Assistant Vice President (since 1994) and
                                     Assistant Treasurer           Associate (1991-1994) of DBSC. Senior
                                                                   Accountant at Deloitte & Touche
                                                                   (prior thereto).

     The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

            The Board unanimously recommends a vote FOR Proposal 1.
                                                    ---

     Required Vote. The affirmative vote of the holders of a majority of the shares represented at the Meeting is required for the election of each Director.


                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1995. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

            The Board unanimously recommends a vote FOR Proposal 2.
                                                    ---

     Required Vote. The affirmative vote of the holders of a simple majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1995.

                   ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of the Investment Adviser is located at Bockenheimer Landstrasse 42, 60323 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 10, 1995, no person, to the knowledge of management, owned of record or beneficially, more than 5% of the outstanding Common Stock of the Fund.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before January 25, 1996, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1994 to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY.


                                                         Robert R. Gambee
                                                         Secretary


Dated: May 30, 1995


STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

PROXY                      THE NEW GERMANY FUND, INC.
                              31 West 52nd Street
                            New York, New York 10019

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The New Germany Fund, Inc. (the "Fund") held of record by the undersigned on May 10, 1995 at an Annual Meeting of Stockholders to be held on June 29, 1995 or any adjournment thereof.


    1. ELECTION OF DIRECTORS.       [ ]  FOR all nominees listed below           [ ]  WITHHOLDING AUTHORITY
                                         (except as marked to the contrary below)     to vote for all nominees listed below

      (Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

CLASS I                                                                   CLASS III
(to serve until the 1998 Annual Meeting of Stockholders)                  (to serve until the 1997 Annual Meeting of Stockholders)
Dr. Rolf-Ernst Breuer                                                     Ernst-Ulrich Matz
Richard Karl Goeltz
James Macmillan-Scott

    2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995.
          [ ]  APPROVE             [ ]  DISAPPROVE            [ ]  ABSTAIN

    3. TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY COME BEFORE THE MEET-ING OR ANY ADJOURNMENT THEREOF.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.


                                             -----------------------------------
                                                     Name (please print)

                                             -----------------------------------
                                             Name of Corporation (if applicable)

                                             (By)              (Date)       1995
                                                 --------------      -------
                                                  (Signature)



   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.